UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2013, Robert L. Appel, Executive Vice President Default Servicing of Nationstar Mortgage Holdings Inc., informed Nationstar of his resignation from all positions with Nationstar and its subsidiaries and affiliates, effective as of March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: March 21, 2013	By:	/s/ Mark S. O’Brien
Mark S. O’Brien Executive Vice President Organizational Development